SUMMARY PROSPECTUS ï OCTOBER 30, 2009 Van Kampen Tax Free Money Fund

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Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/taxfreemoney. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated October 30, 2009, the Fund’s audited financial statements for the fiscal year ended June 30, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Fund’s annual report dated June 30, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective
The Fund’s investment objective is to seek to provide investors with a high level of current income exempt from federal income taxes consistent with the preservation of capital and liquidity through investments in a diversified portfolio of municipal securities that will mature within twelve months of the date of purchase.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.45%

Distribution and/or service (12b-1) fees	0.25%

Other expenses	0.69%

Total annual fund operating expenses	1.39%

Fee waivers and/or expense reimbursements[1]	0.73%

Total annual fund operating expenses after fee waivers and/or expense reimbursements[1]	0.66%

1	The Fund’s investment adviser is currently waiving or reimbursing all or a portion of the Fund’s total expenses to the extent that total expenses exceed total income on a daily basis. The fee waivers or expense reimbursements are expected to continue until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$83	$259	$450	$1,002

Principal Investment Strategies
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing primarily in a portfolio of high-quality municipal securities. Municipal securities generally are issued by state and local governments or regional governmental authorities to raise money for their daily operations or special projects and the interest on municipal securities generally is exempt from federal income tax. Under normal market conditions, the Fund invests substantially all of the Fund’s assets in municipal securities whose interest is exempt from federal income tax (including the federal alternative minimum tax) at the time of investment. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in money market securities with remaining maturities of not more than

12 months and with a dollar-weighted average maturity of not more than 90 days.

The Fund buys and sells securities for investment with a view to seeking a high level of tax-exempt interest income. In selecting securities for investment, the Fund’s investment adviser seeks those securities that it believes entail reasonable credit risk considered in relation to the Fund’s investment policies. The Fund’s investment adviser may sell such securities to adjust the average maturity or credit quality of the Fund’s investment portfolio. The Fund’s investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline and adversely affect the Fund’s net asset value. The prices of debt securities tend to fall as interest rates rise. Market risk is expected to be low for the Fund because it invests in high-quality, short-term securities.

•	Income risk. The income you receive from the Fund is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Fund may drop as well.

•	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. While credit risk is expected to be low for the Fund because it invests in high-quality securities, an investment in the Fund is not risk free. The Fund is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

•	Municipal securities risk. The Fund invests primarily in municipal securities. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. While the interest received from municipal securities generally is exempt from federal income tax, the Fund may from time to time invest a portion of its net assets in taxable securities. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund over the ten calendar years prior to the date of the Fund’s prospectus. Remember that past performance of the Fund is not indicative of its future performance.

Annual Return

The Fund’s return for the nine-month period ended September 30, 2009 was 0.01%. Updated performance information for the Fund is available on our web site at www.vankampen.com. As a result of market activity, current performance may vary from the figures shown.

During the ten-year period shown in the bar chart, the highest quarterly return was 0.89% (for the quarter ended December 31, 2000) and the lowest quarterly return was 0.02% (for the quarter ended March 31, 2004).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows the Fund’s average annual total returns for the periods ended December 31, 2008 (the most recently completed calendar year prior to the date of the Fund’s prospectus). Remember that past performance of the Fund is not indicative of its future performance.

Average Annual Total Returns
for the Periods Ended	Past	Past	Past
December 31, 2008	1 Year	5 Years	10 Years

Van Kampen Tax Free Money Fund	0.92%	1.26%	2.67%

Investors can obtain the current seven-day yield of the Fund by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Investment Advisory Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”).

Purchase and Sale of Fund Shares
The minimum initial investment amount is $1,000 for regular accounts and retirement accounts; and $50 for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for all account types. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, shareholders may redeem some or all of their shares without charge by the Fund on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2009 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: TFMMSUM 10/09